Littelfuse to Acquire Basler Electric October 28, 2025

2Littelfuse, Inc. © 2025 DISCLAIMERS Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts, including statements with respect to the expected timetable for closing the proposed transaction, are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. 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These risks, uncertainties and other factors include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; economic conditions; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; changes in import and export duty and tariff rates; exchange rate fluctuations; commodity price fluctuations; the effect of the Company's accounting policies; labor disputes and shortages; restructuring costs in excess of expectations; pension plan asset returns less than assumed; uncertainties related to political or regulatory changes; integration of acquisitions may not be achieved in a timely manner, or at all; limited realization of the expected benefits from investment and strategic plans; the ability to satisfy the conditions to closing of the transaction, on the expected timing or at all; the ability to obtain required regulatory approvals for the proposed transaction, on the expected timing or at all; the risk that the closing of the proposed transaction is delayed or does not occur at all, for reasons beyond Littelfuse’s control; the risk of stockholder litigation relating to the proposed transaction, including resulting expense or delay; higher than expected or unexpected costs associated with or relating to the proposed transaction; the risk that expected benefits, synergies and growth prospects of the proposed transaction may not be achieved in a timely manner, or at all; the risk that Basler Electric Company’s (“Basler”) business may not be successfully integrated with Littelfuse’s following the closing; the risk that Littelfuse and Basler will be unable to retain and hire key personnel; the risk that disruption from the proposed transaction may adversely affect Littelfuse’s or Basler’s business and its relationships with its customers, suppliers or employees; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 28, 2024. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 28, 2024, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. 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Acquisition of Basler Electric Overview

Enhances high-growth industrial market positioning

Transaction Highlights

Purchase Price	~$350M all cash; ~13.5x multiple on forecasted full year 2025 Adj. EBITDA when adjusted for the present value of expected tax benefits of ~$30M
Expected Close	By the end of Q4 2025*
Contribution	Expected to be accretive to Adj. EPS in 2026

- Expands presence in mission critical, secular growth industrial markets including grid and utility infrastructure, power generation and data center
- Enhances high-power application capabilities with a highly reliable and comprehensive controls and protection systems portfolio
- Complements industrial technology offering, resulting in a more complete solution set and broader customer access globally
- Expected to deliver long-term value creation through growth and margin capture

*Note subject to the satisfaction of customary closing conditions, including the receipt of required regulatory approvals.

Littelfuse
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4Littelfuse, Inc. © 2025 Basler Electric At-a-Glance Leading designer & manufacturer of innovative electrical control & protection solutions for high- growth industrial end markets Snapshot • Founded in 1942; family owned • 700+ employees • 1,600+ global customers • Advanced manufacturing in IL, TX & Mexico Technologies control, regulate and protect mission critical equipment for evolving power applications across grid and utility infrastructure, power generation, HVAC, data center & other industrial verticals Deeply embedded and broad customer relationships reflect an extensive history of reliability, innovation and leading customer service Leader in replacement and upgrade solutions for power systems supporting underlying infrastructure buildout and grid modernization Customization and design-in expertise supported by vertically integrated and state-of-the-art engineering, manufacturing and testing capabilities

5Littelfuse, Inc. © 2025 Basler Is Integral to the Generation and Consumption of Power Product Offering Application Regulators & Genset Controls Regulators ensure stable and reliable voltage supply while Genset Controls manage, monitor and protect engine and generator systems. Both are critical for safe and efficient operation of the power grid and electrical devices. Excitation Systems Excitation Systems provide advanced monitoring and protection for generators and motors. These systems are key to the precise and controlled generation and consumption of electricity. Protective Relays Protected Relays are utilized in a wide range of voltage applications, automatically trigger protective actions and are specialized for specific fault types and abnormal condition detection (such as equipment failures). Custom Transformers Custom Transformers are designed to increase voltage for efficient long-distance transmission of power or decrease voltage to safe levels for end consumption. Grid & Utility Infrastructure Power Generation HVAC Data Centers Industrial & Electrical Equipment

6Littelfuse, Inc. © 2025 Basler Acquisition Aligns with Littelfuse Strategic Priorities Enhances our Exposure to Future Growth Opportunities Delivers More Complete Solutions for a Broader Set of Customers Provides Operational Opportunities to Amplify Long-Term Performance  Enhances exposure to secular growth verticals including grid infrastructure, power generation and data center  Ability to leverage technology leadership, customization & design-in capabilities  Expands higher voltage & energy density product offering and application opportunities  Deeply embedded customer base provides an opportunity to expand LFUS exposure  Technology offering complements LFUS Industrial Segment product portfolio  Opportunity to enhance next- gen product development via collaboration with core LFUS businesses  Ability to drive design and operational footprint enhancements across Basler & Core LFUS locations  Opportunity to drive operational excellence to improve long-term profitability  Vertical integration provides a distinct competitive advantage & potential scalable growth 01 02 03